                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): APRIL 20, 1998



                                    EVI, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                   1-13086                 04-2515019
(State of Incorporation)     (Commission File No.)      (I.R.S. Employer
                                                       Identification No.)

                5 POST OAK PARK, SUITE 1760,
                        Houston, Texas                      77027-3415
          (Address of Principal Executive Offices)          (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 297-8400


================================================================================




                                    Page 1
                       Exhibit Index Appears on Page 5

ITEM 5.  OTHER EVENTS.

EARNINGS RELEASE

     On April 20, 1998, EVI, Inc., a Delaware corporation (the "Company"), announced its earnings for the quarter ended March 31, 1998. A copy of the press release announcing the Company's earnings for the quarter ended March 31, 1998, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

AMENDMENT TO MERGER AGREEMENT

         On April 17, 1998, the Company and Weatherford Enterra, Inc., a Delaware corporation ("Weatherford"), entered into Amendment No. 1 (the "Merger Amendment") to the Agreement and Plan of Merger (the "Merger Agreement") dated as of March 4, 1998. The amendment to the Merger Agreement was effected to reflect a change in the proposed officers of the surviving corporation following the proposed merger of Weatherford with and into the Company (the "Merger"). Under the Merger Agreement, as amended, Bernard J. Duroc-Danner, President and Chief Executive Officer of the Company, will serve as Chairman of the Board, Chief Executive Officer and President of the surviving corporation. The Company has determined that there will not be a need for a separate chief operating officer of the surviving corporation. As a result, Thomas R. Bates, Jr., President and Chief Executive Officer of Weatherford, is not expected to continue as an officer or director of the surviving corporation.

         This Current Report contains or incorporates by reference forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 concerning, among other things, the Company's prospects and development for its operations and the integration of recent acquisitions, all of which are subject to certain risks, uncertainties and assumptions. These risks and uncertainties, which are more fully described in the Company's Annual and Current Reports filed with the Securities and Exchange Commission, include changes in market conditions in the oil and gas industry as well as the effect of changes in prices of oil and gas. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (c)      Exhibits.

    2.1      -   Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc. (incorporated by reference to Exhibit No. 2.1 to Amendment No. 1 to Form 8-K on Form 8-K/A, File 1-13086, filed March 9, 1998).

    2.2      -   Amendment No. 1 dated as of April 17, 1998, to the Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.

   99.1      -   Press release of the Company dated April 20, 1998, announcing the Company's earnings for the quarter ended March 31, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EVI, INC.



Dated: April 20, 1998                         /s/ James G. Kiley
                                    ----------------------------------------
                                                  James G. Kiley
                                                Vice President and
                                              Chief Financial Officer

                                INDEX TO EXHIBITS


   Number                           Exhibit
   ------                           -------
    2.1 Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc. (incorporated by reference to Exhibit No. 2.1 to Amendment No. 1 to Form 8-K on Form 8-K/A, File 1-13086, filed March 9,
            1998).

    2.2 Amendment No. 1 dated as of April 17, 1998, to the Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.

   99.1 Press release of the Company dated April 20, 1998, announcing the Company's earnings for the quarter ended March 31, 1998.